SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): April 25, 2003


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware               1-10434            13-1726769
     (State or other       (Commission File     (I.R.S. Employer
     jurisdiction of            Number)      Identification Number)
     incorporation or
      organization)


            Pleasantville, New York               10570-7000
        (Address of principal executive           (Zip Code)
                    offices)

               Registrant's telephone number, including area code:
                                 (914) 238-1000






                                           Page 1 of 31 pages.


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ITEM 7.    Financial Statements, Pro Forma Financial
Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

(c)   Exhibits

           Number                   Description

            99.1    The Reader's Digest Association, Inc.'s
                    news release, issued on April 25, 2003,
                    relating to earnings.

            99.2    Remarks delivered by Thomas O. Ryder,
                    Chairman and Chief Executive Officer, to analysts and investors on April 25, 2003.

            99.3    Remarks delivered by Thomas D. Gardner,
                    President, International, and Senior
                    Vice President, to analysts and
                    investors on April 25, 2003.

            99.4    Remarks delivered by Michael S.
                    Geltzeiler, Senior Vice President and
                    Chief Financial Officer, to analysts and investors on April 25, 2003.


ITEM 9.    Regulation FD Disclosure.

      Furnished herewith are the following:

      The Reader's Digest Association, Inc.'s news release,
      issued on April 25, 2003, relating to earnings (Exhibit
      99.1)

      Remarks delivered to analysts and investors by Thomas
      O. Ryder, Chairman and Chief Executive Officer, on
      April 25, 2003 (Exhibit 99.2)

      Remarks delivered to analysts and investors by Thomas
      D. Gardner, President, International, and Senior Vice
      President, on April 25, 2003 (Exhibit 99.3)

      Remarks delivered to analysts and investors by Michael
      S. Geltzeiler, Senior Vice President and Chief
      Financial Officer, on April 25, 2003 (Exhibit 99.4)


The information referred to in this Item 9 is also being furnished under Item 12 of this Form 8-K.

                          SIGNATURES

           Pursuant  to the  requirements  of  the  Securities
Exchange  Act of 1934,  the  registrant  has duly  caused this
report  to  be  signed  on  its  behalf  by  the   undersigned
hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                       (Registrant)


Date:  April 25, 2003
                               /s/MICHAEL S. GELTZEILER
                                  Michael S. Geltzeiler
                                Senior Vice President and
                                 Chief Financial Officer

                        EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The Reader's Digest Association, Inc.'s news release, issued on April 25, 2003, relating to earnings.

  99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on April 25, 2003.

  99.3      Remarks delivered by Thomas D. Gardner,
            President, International, and Senior Vice
            President, to analysts and investors on April
            25, 2003.

  99.4      Remarks delivered by Michael S. Geltzeiler,
            Senior Vice President and Chief Financial
            Officer, to analysts and investors on April 25, 2003.